Equity Investments	12 Months Ended
Dec. 31, 2024
Disclosure of financial assets [abstract]
Equity investments

16. Equity investments

	December 31,
	2024	2023

	(Euro, in thousands)
Cost at January 1	€13,965	€—
Acquisitions of the year	36,880	13,965
Cost at December 31	50,845	13,965

Fair value adjustment at January 1	(390)	—
Fair value adjustment of the year	2,485	(390)
Fair value adjustment at December 31	2,095	(390)
Net book value at December 31	€52,941	€13,575

On December 31, 2023, we had $15.0 million of equity investment in a non-listed company.

On January 31, 2024, we participated for $40.0 million in the Series C financing round of Frontier Medicines, a pioneer in oncology with a unique FrontierTM platform based on chemoproteomics, covalent chemistry and machine learning to unlock access to formerly "undruggable" cancer targets and a pipeline of potential best-in-class assets that fit with our precision oncology R&D approach. This equity instrument is presented on the line “Equity investments” in our statement of financial position and is measured at fair value through other comprehensive income.

As of December 31, 2024, financial assets held at fair value through other comprehensive income consists of equity instruments of non-listed companies. The fair value of these equity instruments, without readily available determinable fair values (classified as level 3 fair valuation hierarchy), are estimated by management based on the cost of investment and adjusted as necessary for impairment and revaluations with reference to relevant available information and recent financing rounds. Per December 31, 2024 no fair value change was recognized except for the currency exchange rate impact.

We have no restrictions on the sale of these equity instruments and the assets are not pledged under any of our liabilities.